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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 16, 1999

                                  ------------


                          GLOBAL CROSSING (CAYMAN) LTD.

            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Cayman Islands                333-61457-08               98-0167638

---------------------            --------------          -------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)            File Number)           Identification No.)



                c/o CIBC Bank and Trust Company (Cayman) Limited
     P.O. Box 694GT, Edward Street, Georgetown, Grand Cayman, Cayman Islands

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(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's telephone number, including area code (345) 949-8666

                                 --------------


                  NOT APPLICABLE

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          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

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Item 5.  Other Events.

         On May 17, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing") and U S WEST, Inc., a Delaware corporation ("U S WEST"), announced a definitive agreement to merge. On May 18, 1999, Global Crossing filed a Form 8-K with the Securities and Exchange Commission with respect to the proposed merger, attaching and incorporating therein copies of the Global Crossing and U S WEST press release, dated May 17, 1999, the Global Crossing and U S WEST joint analyst presentation, dated May 17, 1999, and a Consent and Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 16, 1999, among Global Crossing, Frontier and GCF Acquisition Corp., a New York corporation and a wholly owned subsidiary of Global Crossing.

         On May 21, 1999, Global Crossing filed a Form 8-K attaching and incorporating therein by reference a copy of the Agreement and Plan of Merger as of May 16, 1999, between Global Crossing and U S WEST (the "Merger Agreement"). On the same date, it and U S WEST filed a Tender Offer Statement on Schedule 14D-1 relating to the tender offer by U S WEST to purchase just below 9.5% of the shares of Common Stock, par value $.01 per share (the "Common Stock" or the "Shares"), of Global Crossing, at a purchase price of $62.75 per share of Common Stock (the "Offer Price") net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 21, 1999 (the "Offer to Purchase"), and in the Letter of Transmittal relating to such Shares (as either may be amended or supplemented from time to time, collectively the "Offer"), copies of which are filed as Exhibits thereto and respectively incorporated therein by reference. Included among the Exhibits filed with U S WEST's Schedule 14D-1 are several agreements relating to the proposed merger to which Global Crossing (Cayman) Ltd. (the "Registrant") is a party and which affect disposition and voting rights of the Registrant with respect to the Shares of Global Crossing owned by it. These agreements, incorporated herein by reference, are the Tender and Voting Agreement dated as of May 16, 1999 among U S WEST, Global Crossing and the shareholders of Global Crossing party thereto, an Agreement dated as of May 16, 1999 among Global Crossing and the shareholders of Global Crossing party thereto, and a Transfer Agreement dated as of May 16, 1999 among Global Crossing and the shareholders of Global Crossing party thereto.

         Global Crossing filed a Solicitation/Recommendation Statement on
Schedule 14D-9 with respect to the Offer on May 24, 1999, and a Form 8-K on May 26, 1999 which includes as an Exhibit incorporated therein by reference a Q&A presentation dated May 25, 1999, relating to the transaction contemplated by the Merger Agreement.

Item 7.  Exhibits.

         The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit 99(a)   Tender and Voting Agreement dated as of May 16, 1999 among
                U S WEST, Global Crossing and the shareholders of Global Crossing party thereto. (Incorporated by reference to Exhibit
                (c)(5) to U S WEST's Schedule 14D-1 filed with the Securities and Exchange Commission on May 21, 1999.)

Exhibit 99(b) Agreement dated as of May 16, 1999 among Global Crossing and the shareholders of Global Crossing party thereto.
                (Incorporated by reference to Exhibit (c)(6) to U S WEST's
                Schedule 14D-1 filed with the Securities and Exchange Commission on May 21, 1999.)

Exhibit 99(c) Transfer Agreement dated as of May 16, 1999 among Global Crossing and the shareholders of Global Crossing party thereto. (Incorporated by reference to Exhibit (c)(8) to U S WEST's
                Schedule 14D-1 filed with the Securities and Exchange Commission on May 21, 1999.)


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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GLOBAL CROSSING (CAYMAN) LTD.
                                       (Registrant)

Date                                   Signature
---------                           ------------------

June 7, 1999      /s/ Christopher Francis Richmond
                  ---------------------------------------------
                  CHRISTOPHER FRANCIS RICHMOND
                  Director (Principal Executive Officer)


June 7, 1999      /s/  Evan Charles Burtton
                  --------------------------------------------
                  EVAN CHARLES BURTTON
                  Director (Principal Financial Officer
                  and Principal Accounting Officer)

                          ----------------------------



           EXHIBIT INDEX

Exhibit No.           Description
--------------        ----------------

Exhibit 99(a) Tender and Voting Agreement dated as of May 16, 1999 among U S WEST, Global Crossing and the shareholders of Global Crossing party thereto. (Incorporated by reference to Exhibit (c)(5) to U S WEST's Schedule 14D-1 filed with the Securities and Exchange Commission on May 21, 1999.)

Exhibit 99(b)         Agreement dated as of May 16, 1999 among Global
                      Crossing and the shareholders of Global Crossing party thereto. (Incorporated by reference to Exhibit (c)(6) to U S WEST's Schedule 14D-1 filed with the Securities and Exchange Commission on May 21, 1999.)

Exhibit 99(c) Transfer Agreement dated as of May 16, 1999 among Global Crossing and the shareholders of Global Crossing party thereto. (Incorporated by reference to Exhibit
                      (c)(8) to U S WEST's Schedule 14D-1 filed with the Securities and Exchange Commission on May 21, 1999.)